VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF

Ticker: REMX®
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
MAY 1, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/library/etfs/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2020, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
VanEck Vectors® Rare Earth/Strategic Metals ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses(a)	0.64%
Fee Waivers and Expense Reimbursement(a)	-0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.60%

(a)
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2021. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$61
3	$201
5	$353
10	$795

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PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Rare Earth/Strategic Metals Index includes companies primarily engaged in a variety of activities that are related to the producing, refining and recycling of rare earth and strategic metals and minerals. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers. To be initially eligible for the Rare Earth/Strategic Metals Index, companies must generate at least 50% of their revenues from rare earth/strategic metals or have mining projects with the potential to generate at least 50% of their revenues from rare earth/strategic metals when developed. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 44 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies, such as cellular phones, high performance batteries, flat screen televisions, green energy technology, and are expected to be critical to the future of hybrid and electric cars, high-tech military applications and superconductors and fiber-optic communication systems. The Rare Earth/Strategic Metals Index may include A-shares issued by companies trading via the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). As of December 31, 2019, the Rare Earth/Strategic Metals Index included 20 securities of companies with a market capitalization range of between approximately $266.3 million and $11.1 billion and a weighted average market capitalization of $3.1 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Rare Earth/Strategic Metals Index by investing in a portfolio of securities that generally replicates the Rare Earth/Strategic Metals Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Rare Earth/Strategic Metals Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Rare Earth/Strategic Metals Index but also may reduce some of the risks of active management, such as poor security selection.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Rare Earth/Strategic Metals Index concentrates in an industry or group of industries. As of December 31, 2019, the Fund was concentrated in the mining industry and the basic materials sector.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Rare Earth and Strategic Metals Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of rare earth/strategic metals companies. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Consequently, the demand for strategic metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth/strategic metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The producing, refining and recycling of rare earth/strategic metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals may be at risk for environmental damage claims.
Risk of Regulatory Action and Changes in Governments. The producing, refining and recycling of rare earth/strategic metals may be significantly affected by regulatory action and changes in governments. Actions by countries essential to the producing, refining or recycling of rare earth/strategic metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests.

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Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China as well as offshore listed shares of Chinese issuers, involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks may include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural or other disasters, and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the People’s Republic of China (“PRC”), which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect have been temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

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Special Risk Considerations of Investing in Australian Issuers. Investments in securities of Australian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Australian economy is heavily dependent on exports from the agriculture and mining industries. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may also include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.
Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the proceeds received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Rare Earth/Strategic Metals Index, may negatively affect the Fund’s ability to replicate the performance of the Rare Earth/Strategic Metals Index.
Risk of Investing in the Basic Materials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Mining Industry. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the mining industry. Investments in mining companies may be speculative. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of rare earth/strategic metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.
Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small - and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for in-kind securities and partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically

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generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Rare Earth/Strategic Metals Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Rare Earth/Strategic Metals Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Rare Earth/Strategic Metals Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Rare Earth/Strategic Metals Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Rare Earth/Strategic Metals Index. Errors in the Rare Earth/Strategic Metals Index data, the Rare Earth/Strategic Metals Index computations and/or the construction of the Rare Earth/Strategic Metals Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Rare Earth/Strategic Metals Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Rare Earth/Strategic Metals Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Rare Earth/Strategic Metals Index provider's errors will be borne by the Fund and its shareholders. When the Rare Earth/Strategic Metals Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Rare Earth/Strategic Metals Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Rare Earth/Strategic Metals Index provider or its agents may carry out additional ad hoc rebalances to the Rare Earth/Strategic Metals Index. Therefore, errors and additional ad hoc rebalances carried out by the Rare Earth/Strategic Metals Index provider or its agents to the Rare Earth/Strategic Metals Index may increase the costs to and the tracking error risk of the Fund. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Rare Earth/Strategic Metals Index, or invest in them in the exact proportions in which they are represented in the Rare Earth/Strategic Metals Index. The Fund’s performance may also deviate from the return of the Rare Earth/Strategic Metals Index due to legal restrictions or limitations imposed by the governments of certain countries (including the availability of China A-shares through Stock Connect), certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Rare Earth/Strategic Metals Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Rare Earth/Strategic Metals Index is not based on fair value prices), the Fund’s ability to track the Rare Earth/Strategic Metals Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Rare Earth/Strategic Metals Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Rare Earth/Strategic Metals Index. Changes to the composition of the Rare Earth/Strategic Metals Index in connection with a rebalancing or reconstitution of the Rare Earth/Strategic Metals Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away

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from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Rare Earth/Strategic Metals Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Rare Earth/Strategic Metals Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Rare Earth/Strategic Metals Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Rare Earth/Strategic Metals Index is comprised of a limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Rare Earth/Strategic Metals Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years

Best Quarter:	45.42%	3Q '17
Worst Quarter:	-39.31%	3Q '11

Average Annual Total Returns for the Periods Ended December 31, 2019
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (10/27/2010)
VanEck Vectors Rare Earth/Strategic Metals ETF (return before taxes)	0.91%	-7.77%	-14.52%
VanEck Vectors Rare Earth/Strategic Metals ETF (return after taxes
on distributions)	0.44%	-9.34%	-15.59%
VanEck Vectors Rare Earth/Strategic Metals ETF (return after taxes
on distributions and sale of Fund Shares)	0.72%	-6.16%	-9.07%
MVIS Global Rare Earth/Strategic Metals Index (reflects no deduction
for fees, expenses or taxes, except withholding taxes)	-0.75%	-8.46%	-15.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.93%

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	October 2010
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

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PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).
TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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REMXSUM    (05/2020)